SEVENTH AMENDMENT TO GRID NOTE
                         ------------------------------

     THIS AMENDMENT TO GRID NOTE executed this 23rd day of November, 1999, and effective as of the first day of December 1999, by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation, and A&B-HAWAII, INC., a Hawaii corporation, hereinafter collectively called the "Maker", and FIRST HAWAIIAN BANK, a Hawaii corporation, hereinafter called the "Bank";

                                WITNESSETH THAT;
                                ----------------

     WHEREAS, the Bank has extended to the Maker that certain uncommitted line of credit facility in the principal amount not to exceed FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) which line of credit is evidenced by that certain Grid Note (the "Note") dated December 30, 1993, with a final maturity of said Note being November 30, 1994; and

     WHEREAS, the Maker and the Bank subsequently entered into that certain Amendment to Grid Note dated August 31, 1994, whereby the Note was increased to SIXTY-FIVE MILLION AND NO/100 DOLLARS ($65,000,000.00), Section 4 of the Note, entitled "Limitation" was deleted in its entirety and replaced, and the Note
         ------------
was extended to November 30, 1995; and

     WHEREAS, the Maker and the Bank subsequently entered into that Second Amendment to Grid Note dated March 29, 1995, whereby the Note was decreased to FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00), and Section 4 of the Note, entitled "Limitation" was deleted in its entirety and replaced; and
               ------------

     WHEREAS, the Maker and the Bank subsequently entered into that Third Amendment to Grid Note dated November 17, 1995, whereby the Note was extended to November 30, 1996; and

     WHEREAS, the Maker and the Bank subsequently entered into that Fourth Amendment to Grid Note dated November 25, 1996, whereby the Note was extended to November 30, 1997; and

     WHEREAS, the Maker and the Bank subsequently entered into that Fifth Amendment to Grid Note dated November 28, 1997, whereby the Note was extended to November 30, 1998; and

     WHEREAS, the Maker and the Bank subsequently entered into that Sixth Amendment to Grid Note dated November 30, 1998, whereby the Note was extended to November 30, 1999; and

     WHEREAS, the Maker and the Bank desire to further amend the Note as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Maker and the Bank agree as follows:

     1. The Note, as amended shall be and hereby is further amended to provide that all unpaid principal and accrued but unpaid interest shall be due and payable on November 30, 2000, unless sooner due as otherwise provided in the Note, as amended.

     2. Upon the delivery by ALEXANDER & BALDWIN, INC. to FIRST HAWAIIAN BANK of Articles of Merger which have been filed with the Hawaii Department of Commerce and Consumer Affairs in accordance with Section 415-75 of the Hawaii Revised Statutes pursuant to which A&B-HAWAII INC. merges into ALEXANDER & BALDWIN, INC. and ALEXANDER & BALDWIN, INC. is the surviving corporation:

         A. The obligations of A&B-HAWAII, INC. under the Note shall terminate and the note shall constitute the obligation of ALEXANDER & BALDWIN, INC. to the Bank.

         B. References in the Note to the Maker shall be deemed to be references to ALEXANDER & BALDWIN, INC.

     In all other respects, the Note, as amended, shall remain unmodified and in full force and effect, and the Maker hereby reaffirms all of its obligations under the Note, as previously amended, and as amended hereby. Without limiting the generality of the foregoing, the Maker hereby expressly acknowledges and agrees that, as of the date of this SEVENTH AMENDMENT TO GRID NOTE, the Maker has no offsets, claims or defenses whatsoever against the Bank or against any of the Maker's obligations under the Note, as previously amended, and as amended hereby.

     IN WITNESS WHEREOF, this Seventh Amendment to Grid Note is executed by the undersigned parties as of this 23rd day of November, 1999.


ALEXANDER & BALDWIN, INC.                   FIRST HAWAIIAN BANK
A Hawaii Corporation                        a Hawaii Corporation


By:  S/S THOMAS A. WELLMAN                  By:  s/s Adolph F. Chang
     ----------------------------------          ------------------------
     Its:  Controller & Asst. Treasurer          Its:  Vice President

By:  s/s John B. Kelley
     ----------------------------------
     Its:  Vice President


A&B-HAWAII, INC.
A Hawaii Corporation


By:  s/s Thomas A. Wellman
     ----------------------------------
     Its:  VP, Controller & Asst. Treasurer

By:  s/s John B. Kelley
     ----------------------------------
     Its:  Vice President